February 20, 2009

                          TOUCHSTONE FUNDS GROUP TRUST

                   Touchstone Short Duration Fixed Income Fund

                 Supplement to Prospectus dated February 1, 2009

      Notice of changes to the Touchstone Short Duration Fixed Income Fund

Effective February 23, 2009, the Short Duration Fixed Income Fund will change its sub-advisor from Fort Washington Investments Advisors, Inc. to Longfellow Investment Management Co.

Effective April 21, 2009, the Fund will change its principal investment strategy. Upon that change, on page 2 of the prospectus, please replace the sections entitled "Its Principal Investment Strategies" and "The Key Risks" with the following:

Its Principal Investment Strategies

The Touchstone Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Longfellow Investment Management Co. ("Longfellow"). The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, and asset-backed securities.

In selecting investments for the Fund, the sub-advisor, Longfellow, chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. While the Fund may invest in securities of any maturity, Longfellow seeks to maintain an effective duration for the Fund between one and three years under normal market conditions.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and the Government National Mortgage Association ("GNMA") are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

Under all repurchase agreements entered into by the Fund, the Fund's Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

Effective April 21, 2009, the Fund will change its primary benchmark. Upon that change, on page 4 of the prospectus, please replace the paragraph and table discussing the average annual total returns with the following:

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Barclays Capital 1-3 Year U.S. Treasury Index and Barclays Capital 1-3 Year U.S. Government Bond Index. On February 19, 2009, the Fund changed its comparative index from the Barclays Capital 1-3 Year U.S. Government Bond Index to the Barclays Capital 1-3 Year U.S. Treasury Index because the Barclays Capital 1-3 Year U.S. Treasury Index more accurately reflects the Fund's portfolio composition. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008

                                                             1 Year  5 Years  10 Years
Short Duration Fixed Income Fund - Class Z
--------------------------------------------------------------------------------------
Return Before Taxes                                           3.19%   3.35%    4.11%
Return After Taxes on Distributions                           1.66%   1.88%    2.45%
Return After Taxes on Distributions and Sale of Fund Shares   2.05%   2.00%    2.50%
Barclays Capital 1-3 Year U.S. Treasury Index(1)              6.67%   4.06%    4.72%
Barclays Capital 1-3 Year U.S. Government Bond Index(2)       6.66%   4.11%    4.81%
--------------------------------------------------------------------------------------

(1) The Barclays Capital 1-3 Year U.S. Treasury Index (formerly the Lehman Brothers1-3 Year U.S. Treasury Index) is a widely-recognized index of U.S. Treasury issued securities having maturities between one and three years. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

(2) The Barclays Capital 1-3 Year U.S. Government Bond Index (formerly the Lehman Brothers1-3 Year U.S. Government Bond Index) is a widely-recognized index of U.S. government obligations having maturities between one and three years. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

Effective February 23, 2009, on page 11 of the prospectus, please replace the sections entitled "Sub-Advisor" and "Portfolio Managers" with the following:

Sub-Advisor

Longfellow Investment Management Co. ("Longfellow"), an SEC-registered investment adviser located at 295 Devonshire St., 6th Fl., Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. As sub-advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Longfellow had approximately $1.6 billion in assets under management.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements will appear in the Trust's March 31, 2009 Semiannual Report.

Portfolio Managers

The Touchstone Short Duration Fixed Income Fund is managed by Barbara J. McKenna and David W. Seeley.

Barbara J. McKenna, CFA, Principal and Senior Investment Officer, has over 20 years of fixed income investment experience. Prior to joining Longfellow, from 2001-2005, Ms. McKenna was a director and senior portfolio manager at State Street Research, responsible for managing $14 billion of institutional fixed income accounts. As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

David W. Seeley, CFA, Principal and Senior Investment Officer, is one of Longfellow's founders and has over twenty five years of investment experience. Longfellow was founded in 1986.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund may be found in the SAI.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.